Exhibit 99.1

INVESTOR PRESENTATION

DISCLAIMERS Forward-Looking Statements Certain statements in this presentation and that may be made in meetings are forward-looking statements. Forward-looking statements are based on the Company’s current plans, expectations and projections about future events and are not guarantees of future performance. These statements can be identified by the fact that they do not relate to strictly historical and current facts and by the use of the words such as “expects”, “plans”, “opportunity” and similar words and variations thereof. Although the Company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, its results, performance and achievements could differ materially from those expressed in or by the forward-looking statements and may be affected by a variety of risks and other factors including, among others:    the Company’s dependence on subsidiaries of Caesars Entertainment Corporation (“Caesars”) as tenant of all of its properties and Caesars or its subsidiaries as guarantor of the lease payments and the consequences any material adverse effect on their business could have on the Company    the Company’s dependence on the gaming industry    the Company’s ability to pursue its business and growth strategies may be limited by its substantial debt service requirements and by the requirement that the Company distribute 90% of its real estate investment trust (“REIT”) taxable income in order to qualify for taxation as a REIT and that the Company distribute 100% of its REIT taxable income in order to avoid current entity level U.S. Federal income taxes    the impact of extensive regulation from gaming and other regulatory authorities    the ability of the Company’s tenants to obtain and maintain regulatory approvals in connection with the operation of the Company’s properties    the possibility that the tenants may choose not to renew their lease agreements with the Company following the initial or subsequent terms of the leases    restrictions on the Company’s ability to sell its properties subject to the lease agreements    the Company’s substantial amount of indebtedness and ability to service and refinance such indebtedness    the Company’s historical and pro forma financial information may not be reliable indicators of its future results of operations and financial condition    the Company’s inability to achieve the expected benefits from operating as a company independent of Caesars    limits on the Company’s operational and financial flexibility imposed by its debt agreements    the possibility the Company’s separation from Caesars Entertainment Operating Company, Inc. (“CEOC”) fails to qualify as a tax-free spin-off, which could subject the Company to significant tax liabilities Market and Industry Data This presentation contains estimates and information concerning the Company’s industry, including market position, rent growth and rent coverage of the Company’s peers, that are based on industry publications, reports and peer company public filings. This information involves a number of assumptions and limitations, and you are cautioned not to rely on or give undue weight to this information. The Company has not independently verified the accuracy or completeness of the data contained in these industry publications, reports or filings. The industry in which the Company operates is subject to a high degree of uncertainty and risk due to variety of factors, including those described in the “Risk Factors” section of the Company’s public filings with the SEC. Caesars Information The Company makes no representation as to the accuracy or completeness of the information regarding Caesars included in this presentation. The historical audited and unaudited financial statements of Caesars, as the parent and guarantor of CEOC, the Company’s significant lessee, have been filed with the SEC. Certain financial and other information for Caesars and CEOC included in this presentation have been derived from Caesars’ public filings and other publicly available presentations and press releases. 2

DISCLAIMERS (CONTINUED) Non-GAAP Financial Measures This presentation includes reference to Funds From Operations (“FFO”), Adjusted Funds From Operations (“AFFO”) and Adjusted EBITDA, which are not required by, or presented in accordance with, generally accepted accounting principles in the United States (“GAAP”). These are non-GAAP financial measures and should not be construed as alternatives to net income or as an indicator of operating performance (as determined in accordance with GAAP). The Company believes FFO, AFFO and Adjusted EBITDA provide a meaningful perspective of the underlying operating performance of our business. FFO is a non-GAAP financial measure that is considered a supplemental measure for the real estate industry and a supplement to GAAP measures. Consistent with the definition used by The National Association of Real Estate Investment Trusts (“NAREIT”), the Company defines FFO as net income (or loss) (computed in accordance with GAAP) excluding gains (or losses) from sales of property plus real estate depreciation. AFFO is a non-GAAP measure that is used as a supplemental operating measure to evaluate the Company’s operating performance. The Company calculates AFFO by adding or subtracting from FFO direct financing lease adjustments, transaction costs incurred in connection with the acquisition of real estate investments, non-cash stock-based compensation expense, amortization of debt issuance costs and original issue discount, other non-cash interest expense, non-real estate depreciation (which is comprised of the depreciation related to our golf course operations), impairment charges on non-real estate assets, amortization of capitalized leasing costs and debt extinguishment gains and losses. Because not all companies calculate FFO, AFFO and Adjusted EBITDA in the same way as the Company and other companies may not perform such calculations, those measures as used by other companies may not be consistent with the way the Company calculates such measures and should not be considered as alternative measures of operating income or net income. The presentation of these measures does not replace the presentation of the Company’s financial results in accordance with GAAP. See Appendix for Reconciliation from GAAP to Non-GAAP Financial Measures. Certain Non-GAAP Financial Measures of Caesars and CEOC In this presentation, we include Adjusted EBITDA of Caesars (which is the guarantor of the lease payment obligations under the Formation Lease Agreements) and CEOC (subsidiaries of which are tenants under the Formation Lease Agreements) and Adjusted EBITDAR of CEOC, all as reported by Caesars in its publicly available filings with the SEC. Each of Adjusted EBITDA and Adjusted EBITDAR is a non-GAAP financial measure and should not be construed as an alternative to net income/(loss) as an indicator of operating performance or as an alternative to cash flow provided by operating activities as a measure of liquidity (as determined in accordance with GAAP) of Caesars or CEOC. Adjusted EBITDA of Caesars and CEOC is defined as net income/(loss) before (i) interest expense, net of interest capitalized and interest income, (ii) income tax provision, (iii) depreciation and amortization, (iv) corporate expenses, and (v) certain items that are not considered indicative of ongoing operating performance at an operating property level, further adjusted to exclude certain non-cash and other items. Adjusted EBITDA of Caesars and CEOC may not be comparable to similarly titled measures reported by other companies within the industry. Caesars has indicated in its publicly available filings with the SEC that management of Caesars uses Adjusted EBITDA of Caesars and CEOC to measure performance and allocate resources and believes that Adjusted EBITDA provides investors with additional information consistent with that used by management and allows a better understanding of the results of operational activities separate from the financial impact of decisions made for the long-term benefit of the Caesars and CEOC. We, in turn, use Adjusted EBITDA of Caesars and CEOC to evaluate the capacity of Caesars and CEOC to meet their respective obligations under the Formation Lease Agreements. Such information is not publicly available for the applicable tenant under the HLV Lease Agreement or its guarantor. Property EBITDAR of Caesars and CEOC is defined as revenues less property operating expenses and is comprised of net income/(loss) before (i) interest expense, net of interest capitalized and interest income, (ii) income tax provision, (iii) depreciation and amortization, (iv) corporate expenses, and (v) certain items that Caesars does not consider indicative of its ongoing operating performance at an operating property level. Adjusted EBITDAR is defined as EBITDAR further adjusted to exclude certain non-cash and other items as exhibited in the following reconciliation, and is presented as a supplemental measure of Caesars’ performance. Caesars has indicated that its management believes that Adjusted EBITDAR provides its investors with additional information and allows a better understanding of the results of operational activities separate from the financial impact of decisions made for the long-term benefit of Caesars. We, in turn, use Property EBITDAR and Adjusted EBITDAR of Caesars and CEOC to evaluate the ability of Caesars and CEOC to meet their respective obligations under the Formation Lease Agreements. 3

VICI HAS ACCOMPLISHED MORE SINCE EMERGENCE THAN MANY REITS DO IN THEIR ENTIRE HISTORY VICI Has Created Tremendous Shareholder Value In a Short Period of Time… DEBT CAPITAL EQUITY CAPITAL GROWTH Refinanced Substantial Completed $1.0bn Equity Acquired Harrah’s Las Vegas Portion of Our Debt, Greatly Private Placement, With (HLV) for $1.14bn at a Cap Reducing Interest Expense Proceeds Used to Fund a Large, Rate of 7.7%2 — Accretive Acquisition — Leverage Reduced — Received Put-Call Option on Dramatically to 4.6x1, Completed $1.4bn upsized IPO Convention Center3 and Bringing it In-Line with Peers with over-allotment exercise Centaur Real Estate ROFR …And With a Defined, In-Place Growth Plan, We are Just Beginning 1. Represents $3.2 billion Net Debt as of March 31, 2018, divided by the annualized 1Q’18 Adjusted EBITDA of $701 million. 2. Calculated based on $87.4 million Year 1 Rent, divided by $1,136 million Harrah’s Las Vegas acquisition price. 4 3. Represents potential Caesars convention center development on land acquired from VICI as part of Harrah’s Las Vegas transaction.

1WHO WE ARE

VICI IS THE NEXT GENERATION EXPERIENTIAL REAL ESTATE COMPANY MISSION TO BE AMERICA’S MOST DYNAMIC LEISURE & HOSPITALITY EXPERIENTIAL REAL ESTATE COMPANY VISION WE SEEK TO BE THE REAL ESTATE PARTNER OF CHOICE FOR THE LEADING CREATORS & OPERATORS OF PLACE -BASED, SCALED LEISURE & HOSPITALITY EXPERIENCES WE SEEK TO LEASE PROPERTIES TO TENANTS WITH MARKET -LEADING RELATIONSHIPS WITH HIGH VALUE CONSUMERS OF LEISURE & HOSPITALITY 6

OUR FOUR KEY PILLARS OF VALUE    Portfolio Tenant Capital Governance Operational Excellence and Financial Flexibility Institutional REIT Structure Quality and Diversity    Strong Credit Attributes to Fund Growth and Experienced Management    20 Market-Leading Gaming    3.5x Corporate Level Rent    $6.7 Billion Market    Balanced Real Estate and Facilities and 4 Golf Courses Coverage from Caesars2 Capitalization; ~$10 Billion Gaming Industry Experience Across: Enterprise Value3 with the Board and    Caesars ~$8 Billion Market Management    9 States Capitalization3    $873 Million and $701    11 MSAs    Market-Leading Loyalty Million in annualized 1Q’18    No REIT / Tenant Board    36.6 Million Sq. Ft. Program & Network Effect Net Revenue and Adj. Overlap EBITDA4    No Tenant Ownership of    35-Year Master Leases1    $520 Million Capex    3.5x Interest Coverage REIT Requirement of Tenant    ~34 Acres of Developable Ratio5    Over Rolling 3-year Periods    Separation of Chairman & Las Vegas Strip Land    3 Call Options Properties @ CEO roles 10% Cap Rate for 5 Years    Internally Managed    Attractive Dividend Yield of    5.83%3    Balance Sheet Poised for    Growth    1. 35-year master leases structured as 15-year initial term with four five-year extensions by Tenant.    2. Corporate Rent Coverage represents Caesars corporate level guarantee of the rent obligations for all VICI owned properties except Harrah’s Las Vegas, which is guaranteed by Caesars Resort Collection (“CRC”). See Appendix to this presentation for additional information, including the definition and reconciliation to the most comparable GAAP financial measure. 3. Market values as of May 4, 2018.    4. 1Q’18 Net Revenue of $218 million and Adjusted EBITDA of $175 million.    5. Calculated as $701 million annualized 1Q’18 Adjusted EBITDA divided by $199 million annualized 1Q’18 interest expense, net. See Appendix to this presentation for additional information, including the definition and reconciliation to the most comparable GAAP financial measure. 7

OUR FOUR KEY PILLARS OF VALUE    Portfolio Tenant Capital Governance Operational Excellence and Financial Flexibility Institutional REIT Structure Quality and Diversity    Strong Credit Attributes to Fund Growth and Experienced Management    20 Market-Leading Gaming    3.5x Corporate Level Rent    $6.7 Billion Market    Balanced Real Estate and Facilities and 4 Golf Courses Coverage from Caesars2 Capitalization; ~$10 Billion Gaming Industry Experience Across: Enterprise Value3 with the Board and    Caesars ~$8 Billion Market Management    9 States Capitalization3    $873 Million and $701    11 MSAs    Market-Leading Loyalty Million in annualized 1Q’18    No REIT / Tenant Board    36.6 Million Sq. Ft. Program & Network Effect Net Revenue and Adj. Overlap EBITDA4    No Tenant Ownership of    35-Year Master Leases1    $520 Million Capex    3.5x Interest Coverage REIT Requirement of Tenant    ~34 Acres of Developable Ratio5    Over Rolling 3-year Periods    Separation of Chairman & Las Vegas Strip Land    3 Call Options Properties @ CEO roles 10% Cap Rate for 5 Years    Internally Managed    Attractive Dividend Yield of    5.83%3    Balance Sheet Poised for    Growth    1. 35-year master leases structured as 15-year initial term with four five-year extensions by Tenant.    2. Corporate Rent Coverage represents Caesars corporate level guarantee of the rent obligations for all VICI owned properties except Harrah’s Las Vegas, which is guaranteed by Caesars Resort Collection (“CRC”). See Appendix to this presentation for additional information, including the definition and reconciliation to the most comparable GAAP financial measure. 3. Market values as of May 4, 2018.    4. 1Q’18 Net Revenue of $218 million and Adjusted EBITDA of $175 million.    5. Calculated as $701 million annualized 1Q’18 Adjusted EBITDA divided by $199 million annualized 1Q’18 interest expense, net. See Appendix to this presentation for additional information, including the definition and reconciliation to the most comparable GAAP financial measure. 7

FUNDAMENTAL ADVANTAGES OF OUR EXPERIENTIAL AND GAMING REAL ESTATE PORTFOLIO    Diversified High Barriers to 1 2 3 4 State & Local Triple Net REIT Revenue Streams Entry Given    Incentives to with 100% from Gaming, Legislative &    Ensure Casinos Occupancy F&B, Retail and Regulatory    Thrive Entertainment Controls    Regional Gaming Lack of Near 5 6 7 8 Cash Flows Show Tenant Financial Term Supply    Transparent Low Volatility Transparency & Growth in Highly    Growth Pipeline Through All Strength Desirable Las    Cycles, Including Vegas Market    Financial Crisis 9

2Investment Highlights

KEY INVESTMENT HIGHLIGHTS    1 Diverse, High Quality, Experiential Real Estate Diversification Across Markets and    Experiential Portfolio MSAs    Parent Guarantee From a Leading    2 Leading Tenant Global Operator with Industry-Leading Brands1    3 Stable Cash Flows Geographically Diverse Revenue Sources    Supported by Well-Structured Leases    4 Balance Sheet Disciplined Balance Sheet Management with Significant De-    Positioned for Growth levering Since Emergence    Actionable Growth    5 Broad and Visible Growth Opportunities    Opportunities    6 Strong Governance Experienced and Independent Management Team and Board of Directors with No Tenant Overlap    1. Caesars provides a corporate level guarantee of the rent obligations for all VICI owned properties except Harrah’s Las Vegas, which is guaranteed by CRC. 11

1 HIGH QUALITY REAL ESTATE ANCHORED BY ICONIC ASSETS    Harrah’s Horseshoe Harrah’s Horseshoe Harrah’s Harrah’s Reno Council Bluffs Council Bluffs Metropolis Hammond Joliet Bally’s Atlantic City Caesars Atlantic City Harvey’s Lake Tahoe    Harrah’s Atlantic City Hammond /    Council Bluffs Joliet Harrah’s Lake Tahoe Lake Tahoe / Reno /    Stateline    North Kansas City Atlantic City    Elizabeth    Las Vegas Indiana Grand and Metropolis Paducah Hoosier Park (Centaur) Laughlin    Tunica Resorts / Harrah’s Las Vegas Robinsonville    Harrah’s Laughlin Bossier City Horseshoe Biloxi Southern Indiana Caesars Palace Las Vegas New Orleans    Caesars Forum    Convention Center    Bluegrass Downs Harrah’s New Orleans    Horseshoe Tunica Roadhouse Harrah’s N. Kansas City Louisiana Downs Horseshoe Tunica Harrah’s Gulf Coast    Bossier City Hotel & Casino    VICI Current Gaming Portfolio    VICI Call Option Properties    Designated ROFR (Centaur)    VICI-Owned Golf Courses:    / Put-Call (Convention Cascata Golf Course, Boulder City, NV    Rio Secco Golf Club, Henderson, NV 12 Center) Properties Chariot Run Golf Course, Laconia, IN    Grand Bear Golf Course, Harrison County, MS

1 BROAD ARRAY OF PREMIUM EXPERIENTIAL AMENITIES VICI IS A REAL ESTATE COMPANY FOCUSED ON OWNING EXPERIENTIAL PROPERTIES IN DYNAMIC MARKETS WHERE HOSPITALITY, GAMING, ENTERTAINMENT, AND LEISURE INTERSECT    1.3mm Casino Space    Square Feet State-of-the-art meeting space ~780K Meeting Space including Caesars Palace Las Vegas’ ~300K sq. ft. Square Feet Hotel Rooms ~14,000 Rooms Food & Beverage 120+ Restaurants Retail 50+ Outlets Live Entertainment ~1,600 Ticketed Shows 43 Bars / Nightclubs Recreational Activities 20+ Pools 4 Golf Courses 13

1 CAESARS PALACE: ICONIC ASSET IN PRIME LOCATION ON LAS VEGAS STRIP Over 27,000 Home to The daily visitors Forum Shops, a 7 acres of 680,000 sq. ft.    shopping mall and developable land 4th largest grossing    retail shopping    mall per sq. ft. ~124,200 sq. ft. Located on ~86 of casino space including over 1,400 acres of land at the slot and table heart of the Las gaming units Vegas Strip 81,300 sq. ft. Omnia Nightclub 3,970 hotel rooms and the 4,300-seat across 6 towers Colosseum    40,000+ sq. ft.    Qua Baths & Spa, Over 20 restaurants, Color Salon, 8 lounges and bars swimming pools, 300,000+ sq. ft. fitness centers, of convention, and a business meeting, and center ballroom space    14

2 CAESARS ENTERTAINMENT: LEADING OPERATOR AS TENANT Caesars is the Largest Gaming and Entertainment Total Rewards is the Gaming Industry’s Company in the World with #1 or #2 Market Share in Most Markets First, Largest, and Most Preferred Loyalty Program    Over 50 million members, from all 50 states and 125 countries    Accepted at nearly 40 casinos in 23 markets 15 >50mm ~65,000 >100mm Brands Across Gaming Total Rewards Employees Guest Visits    Over 60% of members view it as their preferred loyalty program and Digital Members Per Year Entertainment    Allows members to earn and redeem points from gaming and    hospitality spending at any Caesars property 47 >1.7mm >15,700 ~39,000 Casinos Across 13 Sq.Ft. of LEED Conventions / Hotel Rooms & states and 5 Countries Certified Buildings Meetings Per Year Suites Worldwide    Higher trip counts    Greater cross play across the network    Enhanced tracking of customer behavior >49,000 >4,000 ~8,500 30 Slot Machines Table Games Live Entertainment Green Key Eco-rated Worldwide Worldwide Shows Per Year Properties in North    America ~1.6mm >2.8mm >600 #1 Sq.Ft. of Convention Sq.Ft. of Casino Bars, Restaurants Theater Venue and Retail Space Space Worldwide & Clubs at U.S. in the U.S.    Properties Source: Caesars’ 2017 10-K filing and Analyst Day Presentation, May 17, 2017. 15

2 HIGH LEASE COVERAGE FROM STRONG, WELL CAPITALIZED TENANT Caesars is a Well Capitalized Tenant… …With Strong Rent Coverage    Caesars’ Enterprise EBITDAR1    Leading public casino operator $ in millions    $2,120 $2,204 $2,245 $2,213    Right sized capital structure    Reduced debt post emergence    2015 2016 2017 LTM 3/31/18 Caesars’ Capital Structure    Reduced fixed charges post Caesars’ Corporate Level Rent Coverage1,2    emergence Caesars EBITDAR / VICI Rent x    3.4x 3.5x 3.6x 3.5x    Leverage in line with key gaming    peers    2015 2016 2017 LTM 3/31/18 Source: Caesars public filings. 1. See Appendix to this presentation for additional information, including the definition and reconciliation to the most comparable GAAP financial measure. Caesars Enterprise Wide Adjusted EBITDAR does not give pro forma effect to the merger with Caesars Acquisition Corporation, but includes the operations of Caesars Entertainment Operating Company. 2. Caesars provides corporate level guarantee of the rent obligations for all VICI owned properties except Harrah’s Las Vegas, which is guaranteed by CRC. 16

3 SIGNIFICANT DIVERSIFICATION IN TENANT REVENUE STREAMS MSA Diversity Tenant’s Underlying Revenue Diversity 1 Nashville New Orleans 1%    3% Other, 13% Memphis, 3% Omaha, 4%    Las Vegas Kansas City Food and 35% 4% Beverage, 19% Dallas 7%    Gaming, 50% Louisville 7% Chicago 8%    Philadelphia Rooms, 19% 17%    San Francisco    11% Source: Caesars Form 10-K for the year ended December 31, 2017 and Form 10-Q for the quarter ended March 31, 2018. 1. Represents 12 months ended March 31, 2018 revenue by vertical for Caesars based on Caesars’ Form 10-Q for the quarter ended March 31, 2018 and Same-Store supplemental information in Caesars’ “Effect of Revenue Recognition Restatement”, which are publicly available. 2. Includes entertainment revenues, rental income, and parking revenues. 17

4 VICI BALANCE SHEET POSITIONED FOR GROWTH Capitalization Summary Disciplined Balance Sheet Management $ in millions    Significant Deleveraging Since Emergence2    1Q’18 Revolving Credit Facility ($400 million capacity) $0 Net Leverage Ratio progression    8.4x Term Loan B Facility 2,100    6.5x Second Lien Notes 498 4.7x 4.6x Total Non-CPLV 2,598 CPLV CMBS Debt 1,550    Emergence Initial HLV Post-IPO 3/31/2018 Total Debt 4,148 Acquisition    3.5x Interest    Coverage Ratio3 Cash (918) Net Debt $3,230 Largely Fixed Rate Debt Capitalization4    Variable    Rate, 14% Annualized 1Q’18 Adjusted EBITDA1 701 Total Leverage Ratio 5.9x Net Leverage Ratio 4.6x Fixed    Rate,    86% 1. $175 million Adjusted EBITDA annualized. 2. Net Leverage Ratio calculated as Net Debt divided by Adjusted EBITDA. Emergence Net Leverage Ratio calculated based on $5.2 billion Net Debt and $618 million Adjusted EBITDA ($631    million 2016 PF Adj. EBITDA at Formation further adjusted for incremental estimated independent company G&A of $13 million). Initial HLV Acquisition Net Leverage Ratio calculated based    on $4.8 billion Net Debt and $711 million Adjusted EBITDA ($724 million 2016 PF Adj. EBITDA further adjusted for incremental estimated independent company G&A of $13 million). See    Appendix to this presentation for the definition and reconciliation to the most comparable GAAP financial measure. 3. Calculated as $701 million Adjusted EBITDA ($175 million 1Q’18 Adj. EBITDA annualized) divided by $199 million interest expense, net ($50 million 1Q’18 interest expense, net annualized). See    Appendix to this presentation for the definition and reconciliation to the most comparable GAAP financial measure. 18 4. Reflects interest rate swap transactions entered into on April 24, 2018.

5 CLEAR PATH OF IDENTIFIABLE AND ACTIONABLE GROWTH    Broad Opportunities Across Identified and Other Experiential Real Estate Assets # of VICI Properties    +84% Increase in    Number of    As Well as ROFR on Properties    Any Caesars Real    Estate Purchased    Outside Clark    County, NV 9 35    3    3 19 1 Caesars Octavius Tower    Caesars Forum    Convention Center Initial Portfolio Harrah’s Las Vegas Call Option ROFR Assets Caesars Owned Total Identified Potential Third- Potential Other (Acquired 12/22/17) Properties (Centaur), Put-Call Assets1 Portfolio Party Leisure, Hospitality (Convention Gaming Assets and Entertainment Center) Assets CLEAR PIPELINE FOR GROWTH + OTHER GAMING ASSETS +    OTHER LEISURE, HOSPITALITY, AND ENTERTAINMENT ASSETS 1. Caesars does not have a contractual obligation to sell these properties to VICI and will make an independent financial decision in any potential transaction. See page 25 for a list of potential properties. 19

5 HARRAH’S LAS VEGAS ACQUISITION DEMONSTRATES VALUE OF GROWTH PIPELINE    Property Overview Harrah’s Las Vegas Acquisition    Attractive Amenities Purchase Price $1.136bn    2,530 rooms / suites with over 1,600 upgraded over the past    2 years (60%)    Year 1 Rent $87.4mm    1,210 slots, 90 tables, 90,600 sq. ft. casino space    Mardi Gras and carnival theme with 16 restaurants and bars    Implied Cap Rate1 7.7%    24,000 sq. ft. of meeting space    Retail shopping, spa services, parking garage Undeveloped Land $73.6mm / 18.4 Acres    High mix of casino gaming customers with strong Disposition ($4mm per Acre)    loyal customer base    Investment Highlights    Tenant property capital expenditure requirements    under the lease are a minimum of $171mm between 2017    and 2021    Adds ROFR to acquire Caesars’ Centaur acquisition    Demonstrates capacity to negotiate with Caesars on an    arm’s length basis and is reflective of our strong relationship    Acquired Harrah’s Las Vegas for ~$450K per key2    Source: Caesars December 1, 2017 Investor Presentation.    1. Calculated based on $87.4 million Year 1 Rent, divided by $1,136 million Harrah’s Las Vegas acquisition price.    2. Cost per key calculated as $1.1bn purchase price / 2,530 hotel rooms. 20

5 RIGHT OF FIRST REFUSAL / PUT—CALL ASSETS PROVIDE INCREMENTAL BUILT IN ACQUISITIONS PIPELINE AS PART OF THE ACQUISITION OF THE HARRAH’S LAS VEGAS REAL ESTATE, VICI SOLD UNDEVELOPED LAND TO CAESARS AND ACQUIRED A ROFR ON THE CENTAUR GAMING REAL ESTATE Centaur Real Estate Caesars Forum Convention Center    On November 16, 2017 Caesars acquired Centaur Holdings    Caesars is expected to build a ~300K sq.ft. convention for $1.7bn1 (12.1x LTM EBITDA2) space on land acquired in HLV transaction    Centaur owns and operates two gaming assets    Put-Call Agreement Ì¶ Put Right: If the Caesars Forum Convention Center (FCC) is built, Caesars has a 1-year put option Indiana Grand is a Hoosier Park is a casino beginning in 2024 casino and horse and horse track with Ì¶ HLV Repurchase Right: If VICI does not purchase the track with ~80K sq.ft. ~170K sq.ft. of gaming FCC real estate, Caesars has the option to buy HLV for of gaming space space located 35 miles 13.0x rent located 23 miles from from Indianapolis Ì¶ Call Right: If Caesars doesn’t exercise the put option Indianapolis on HLV, VICI has a 1-year call option on the FCC beginning in 2027    Rent associated with the FCC will be 7.7%3 of purchase price included in HLV lease and escalate at 1% per annum4 ESTIC PROPERTIES ACQUIRED BY CAESARS OUTSIDE OF CLARK COUNTY, NEVADA requires regulatory approval in order to close.    Call Presentation from 8-K filed December 1, 2017.    e multiple.    to a 1.75x LTM combined HLV and FCC rent coverage floor. 21

5 HARRAH’S LAS VEGAS ACQUISITION COMPARED TO 2016—2017 SINGLE—ASSET TRADES > $ 70 NOI NOI ($mm) 120    245 Park Ave, NYC 100 1    Fashion Show, LV 1    1095 Sixth Ave, NYC MGM National Harbor, MD 787 Seventh Ave, NYC    Wordwide Plaza, NYC 1 Harrah’s Las Vegas 80 10 Hudson Yards, NYC 1    1285 Sixth Ave, NYC    1515 Broadway, NYC 1    1211 Sixth Ave, NYC 1    50 Northern Ave, Boston 60 0% 3% 6% 9% Cap Rate (%) Circle sizes represent relative asset value Source: Real Capital Analytics (RCA). 1. Transaction was for a stake in the property; bubble represents the implied price of 100% interest. 22

5 ORGANIC GROWTH FROM THREE CAESARS OPTION PROPERTIES    VICI HAS A 5-YEAR CALL OPTION FROM SPIN-OFF1 TO ACQUIRE THREE PROPERTIES AT A 10%    CAP RATE2 WITH $130 MILLION OF TOTAL RENT AS OF JUNE 20163    H A R R A H ’ S AT L A N T I C C I T Y H A R R A H ’ S L A U G H L I N H A R R A H ’ S N E W O R L E A N S    Integrated hotel and resort located in    Integrated hotel and resort located on    Strategically-located, Mardi Gras-    the Marina district of Atlantic City with the banks of the Colorado River in themed resort and casino operating as leading service, including high-limit Laughlin, NV the only land-based casino in Louisiana gaming, major F&B, and nightlife outlets    Offering unique amenities such as a    50% of Harrah’s New Orleans business is    Recently invested $125.8mm in a hotel beach, access to water sports, and national and competes against major Water Front Conference Center golf courses gaming destinations    offering +100,000 sq. ft. of versatile    meeting space    1. Term extends until October 6, 2022.    2. Under the Call Right Agreements, rent equates to 60% of the trailing Property EBITDAR at the time of exercise. The Purchase Price is set at 10.0x rent.    3. Source: Caesars Entertainment Operating Company Disclosure Statement for the Debtors’ Second Amended Joint Plan of Reorganization filed in the United States Bankruptcy Court, Northern District of Illinois, Eastern Division on June 28, 2016. In conjunction with the Plan of Reorganization, the Debtors’ investment banker performed a valuation analysis. Such valuation assumed    annual rent associated with the option properties of $130.0 million. These estimates were prepared by the Debtors. There can be no assurance that the Company will acquire any or all of the option properties, and the acquisition of the option properties is subject to various risks and uncertainties, including business, regulatory and others. 23

5 ADDITIONAL LAS VEGAS LAND PROVIDES OPPORTUNITY FOR FURTHER GROWTH DEMONSTRATED ABILITY TO CAPITALIZE ON STRATEGIC OPPORTUNITIES & MONETIZE EXISTING ASSETS    VICI has a Put-Call Rights The Mirage Agreement on Caesars’ expected    Caesars Forum Convention Center Caesars Caesars land Palace The LINQ    VICI-owned 27 acres of land that    is part of the Non-CPLV lease Bellagio strategically located adjacent    to the LINQ and behind Planet    Hollywood The Cosmopolitan    VICI-owned 7 acres of Strip    frontage property at Caesars    Palace part of the CPLV lease    and available for redevelopment Note: Map is illustrative and may not be shown exactly to scale. 24

5 TENANT PORTFOLIO OFFERS ADDITIONAL ACQUISITION AND DEVELOPMENT OPPORTUNITIES    Caesars Owned Real Estate Value Creation Through Collaboration    Harrah’s Las Vegas    Prospect to Purchase Additional Properties    Caesars Palace Octavius Tower Owned by Tenant    Paris Las Vegas    Bally’s Las Vegas    Future Growth Interests Aligned with Tenant    The Cromwell    Flamingo Las Vegas    Path to Growth Should Tenant Need to Monetize    Real Estate Value    The LINQ Hotel & Casino    Planet Hollywood Resort & Casino    Rio All Suites Hotel and Casino    Harrah’s Philadelphia    Note: Caesars is under no obligation to give VICI preferential treatment over competitors if multiple bids exist on any property. 25

5 MULTIPLE AVENUES FOR GROWTH M&A Framework: Clear Acquisition Criteria 1. Market Quality 2. Asset Real Estate Quality 3. Asset Income Quali 4. Accretion Other Leisure    & Hospitality    Non-Gaming Resorts Risk    International Gaming Opportunities    Casino Acquisitions w/ other Gaming Cos.    Acquisition & Development Partnerships with Caesars    Caesars LV & non-LV Properties/Lands Economic    Caesars Call Option Properties &    Core Portfolio Strategic    Time Opportunities Growth    26

6 PROVEN AND INDEPENDENT MANAGEMENT TEAM WITH EXPERTISE IN REAL ESTATE, GAMING & HOSPITALITY EDWARD PITONIAK JOHN PAYNE DAVID KIESKE Chief Executive Officer President and Chief Chief Financial Officer Operating Officer BIOGRAPHY BIOGRAPHY BIOGRAPHY    Previously served as the Vice Chairman of Realterm and    Previously served as CEO of Caesars Entertainment    Previously served as Managing Director of Real Estate & currently serves as an independent director on the Operating Company Lodging Investment Banking Group at Wells Fargo Board of Ritchie Brothers    Has held multiple roles with Caesars during the course Securities / Eastdil Secured with a focus on hospitality    Served as Managing Director, Acting CEO and Trustee of of his career including President of Central Markets and and leisure InnVest, Canada’s largest hotel REIT. In 2015, he Partnership Development, President of Enterprise    Previously worked in Real Estate & Lodging Investment became InnVest’s Chairman and led the company Shared Services, President of Central Division, and Banking at Citigroup and Bank of America through its sale process in 2016 Atlantic City President    Served as Assistant Vice President & Corporate    Founding Director of Regal Lifestyle Communities, an    Previously served as Gulf Coast Regional President of Controller at TriNet Corporate Realty Trust, a triple net assisted-living real estate owner and operator; sold to Caesars and Senior Vice President and General single tenant office REIT listed on the NYSE HCN/Revera in 2015 Manager of Harrah’s New Orleans    Prior to this Mr. Kieske was a Senior Accountant at    CEO of CHIP REIT, producing 4 consecutive years of    Received an MBA from Northwestern University and a Deloitte & Touche as well as Novogradac & Co. total return leadership among Canadian hotel REITS BA in Political Science from Duke University    Received an MBA from University of California Los (average total return 25% for 4 years). Sold to Canadian Angeles and a BS from UC Davis pension fund in late 2007, doubling value of the REIT    over the 4 years    Previously served as Senior Vice President at Intrawest    and began his career at Times Mirror Magazines, where    he served as editor-in-chief and associate publisher for    Ski Magazine    Received a BA from Amherst College AFFILIATIONS AFFILIATIONS AFFILIATIONS 27

6 INDEPENDENT AND EXPERIENCED BOARD OF DIRECTORS    N O T E N A N T / D I R E C T O R O V E R L A P    S E P A R A T I O N O F C H A I R M A N & C E O R O L E    0 % P A R E N T / T E N A N T C O M P A N Y O W N E R S H I P    A N N U A L L Y E L E C T E D B O A R D 1    I N D E P E N D E N T C H A I R M A N    James Abrahamson* Eugene Davis Eric Hausler Elizabeth Holland AFFILIATIONS AFFILIATIONS AFFILIATIONS AFFILIATIONS BIOGRAPHY BIOGRAPHY BIOGRAPHY BIOGRAPHY    Chairman of Interstate Hotels & Resorts    Founder and CEO of PIRINATE Consulting Group, LLC    Previously served as CEO of Isle of Capri    CEO of Abbell Associates, LLC    Previously served as Interstate’s CEO from    Serves as Chairman of the Board of Atlas Iron Limited, Casinos    Currently serves as an independent director 2011 to March 2017 U.S. Concrete Inc.2 and WMIH Corporation    Previously served as ISLE’s CFO from of Federal Realty Investment Trust    Serves as a director of Verso Corporation and Titan    Serves as an independent director at La Energy 2014 to 2016    Serves the Executive Board and the Board Quinta Holdings, Inc. and at BrightView    Previously a director at Planet Hollywood, Delta    Served as an MD in Fixed Income Research, of Trustees of International Council of Airlines, Windstar Cruise Line, Genco Shipping and covering the gaming, lodging and leisure    Corporation Shopping Centers Trading, and Aliante industries for Bear Stearns    Craig Macnab Edward Pitoniak Michael Rumbolz AFFILIATIONS AFFILIATIONS AFFILIATIONS BIOGRAPHY BIOGRAPHY BIOGRAPHY    Held the position of Chairman and CEO of    CEO of VICI Properties Inc.    President and CEO of Everi Holdings, Inc. National Retail Properties, Inc. from 2008 to    Previously served as Vice Chairman of    Serves as an independent director of April 2017 Realterm Seminole Hard Rock Entertainment, LLC.    Serves as an independent director of Forest    Serves as an independent director of Ritchie    Previously served as Chairman and CEO of City and American Tower Corporation Brother Auctioneers Cash Systems, Inc. from 2005 – 2008    Previously served as director of Eclipsys    Served as Chairman of InnVest from    Corporation from 2008 – 2014 and DDR 2015 – 2016    from 2013 – 2015    * Denotes Chair of Board of Directors    1. Opted out of the Maryland Unsolicited Takeover Act.    2. Eugene I. Davis has decided not to stand for reelection at U.S. Concrete’s 2018 annual meeting.    28

3 Appendix

MASTER LEASE AGREEMENTS: TRIPLE NET STRUCTURE PROVIDES SECURITY & EARNINGS PREDICTABILITY    Non-CPLV & Joliet (2 Leases) Caesars Palace Las Vegas Harrah’s Las Vegas Initial Base Rent $465mm $165mm $87mm Greater of 1% per year for years Greater of 2% or change Greater of 2% or change in CPI Annual Escalator 2 – 5 and greater of 2% or change in CPI beginning in year 6 beginning in year 2    in CPI thereafter Initial Base Rent, subject to Annual Initial Base Rent, subject to Annual Initial Base Rent, subject to Annual Lease Years 1-7 Escalator beginning 6th lease year Escalator beginning 2nd lease year Escalator beginning 2nd lease year Rent subject to Annual Escalator plus reset    Rent subject to Annual Escalator plus Rent subject to Annual Escalator plus in year 8 of 70% Base / 30% Variable rent    reset in year 8 and 11 of 80% Base / reset in year 8 and 11 of 80% Base / 20% and in year 11 of 80% Base / 20% Variable    20% Variable rent. Variable rent subject Variable rent. Variable rent subject to an Rent Resets rent. Variable rent subject to an    to an adjustment in Annual CPLV adjustment in HLV revenue indexed to adjustment in Annual Non-CPLV Facility    Facility Net Revenue of 13% in years 8 2017 of 8% in year 8 with additional Net Revenue of 19.5% and 13% in years 8    and 11 resets indexed to 3 years prior and 11, respectively Term 15-year initial term with four 5-year renewal options Caesars Resorts Collection will guaranty Caesars will guaranty the payment and performance Guarantee the payment and performance of all of all monetary obligations under the Leases    monetary obligations under the Leases Capex $350mm Capex spending required over rolling 3 year    $171mm between 2017 and 20214 Requirement period at $100mm minimum per year 1    $727mm2 Initial Corporate Rent    Coverage Ratio of    Annual Rent    Caesars at 3.5x3 1. Over the three years, the $350mm minimum is allocated $84mm to CPLV, $255mm to Non-CPLV (total $339mm) and the rest to CPLV/Non-CPLV as tenant may elect. 2. Includes $10mm attributable to annual golf course fees. 3. Corporate Rent Coverage represents Caesars corporate level guarantee of the rent obligations for all VICI owned properties except Harrah’s Las Vegas, which is guaranteed by CRC. See later pages of the Appendix to this presentation for additional information, including the definition and reconciliation to the most comparable GAAP financial measure. 4. Maintenance capex at 1% of net revenue thereafter. 30

20 PROPERTIES LOCATED IN HIGH DENSITY POPULATION CENTERS DIVERSIFIED PORTFOLIO OF REGIONAL GAMING ASSETS PROVIDES LOWER VOLATILITY OF REVENUES Omaha Des Moines    Kansas City    Chicago    Indianapolis Sacramento    New York San Francisco                Philadelphia                Louisville     Los Angeles Nashville    Memphis San Diego                Las Vegas    People per Square Mile 2,000 +    VICI Current Properties 500 to 2,000 VICI Call Option Properties ~100 to 500 New Orleans 20 to ~100 Designated ROFR Properties 1 to 20 0 to 1 100-Mile Radius of Select High Density Population Centers Key Source Market    Dallas    Source: U.S. Census Bureau.    Note: Designated ROFR Properties and golf courses are not included in the property count. 31

VICI’S STRATEGY FOR EXECUTING ON GROWTH    Acquisition Criteria Key Acquisition Guidelines    Demographic projections    Economic projections    Market    Quality    Propensity to game (for gaming assets)    Gaming trends / share shifting in market    Market (for gaming assets)    Quality    Location    Asset Asset Real ` Income Estate    Building construction quality & integrity    Quality Quality    Building condition    Acquisition    Criteria    Revenue and income trends – stability /    Asset volatility / trend Line    Asset Real Income    Quality    Revenue and income projections –    Estate stability / volatility / trend line    Quality    Accretion    Yield at acquisition time    Projected sustained yield    Accretion    Spread investment realization    AFFO per share growth    32

RECONCILIATION FROM GAAP TO NON—GAAP FINANCIAL MEASURES The following table reconciles pro forma net income to FFO, AFFO and Adjusted EBITDA, and Net Debt to Adjusted EBITDA less incremental G&A for the periods presented. For further information, see “Unaudited Pro Forma Combined Condensed Financial Information” in “Selected Historical and Pro Forma Financial Data” starting on page 61 of the Prospectus dated January 31, 2018 relating to the Company’s initial public offering.    At Formation1—Year Ended Post-HLV – Year Ended Post-IPO – Year Ended ($ in millions)    December 31, 2016 December 31, 2017 December 31, 2017 Net Income $421 $583 $583 Real Estate Depreciation – – – FFO $421 $583 $583 Direct Financing Lease Adjustments2 (52) (57) (57) Loss on extinguishment of debt – – – Acquisition and transaction costs – – – Non-cash stock compensation – – – Amortization of debt issuance costs and original issue discount – 6 6 Other Depreciation3 2 2 2 AFFO $372 $534 $534 Interest Expense, Net 257 189 189 Provision for Income Taxes 2 2 2 Adjusted EBITDA $631 $724 $724 Incremental G&A4 13 13 13 Adjusted EBITDA less incremental G&A $618 $711 $711 Total Debt (Including Preferred Equity5) 5,217 4,817 4,148 Cash and Cash Equivalents6 56 184 801 Net Debt $5,161 $4,633 $3,347 Net Debt to Adjusted EBITDA less incremental G&A 8.4x 6.5x 4.7x 1. Pro forma for Formation Transactions following Emergence as described in the Prospectus dated January 31, 2018 relating to the Company’s initial public offering. 2. Represents the non-cash adjustment to recognize fixed amounts due under the Lease Agreements on an effective interest basis at a constant rate of return over the terms of the leases. 3. Represents depreciation related to our golf course operations. 4. Represents midpoint of $12 million to $14 million estimate of general and administrative costs on a consolidated basis, including costs of operating as an independent company, incremental    to the $11 million of general and administrative expenses reflected in unaudited pro forma combined statement of operations for the year ended December 31, 2016. 5. Includes 12 million shares of Series A Preferred Equity with an aggregate liquidation preference of $300.0 million held by certain of CEOC’s creditors and backstop investors. 33 6. Cash and Cash Equivalents for the Post-IPO period above includes $184 million of cash available on December 31, 2017, per the Form 10-K filed on March 28, 2018, plus $617 million of    remaining cash proceeds generated from the completion of the Company’s initial public offering.

RECONCILIATION FROM GAAP TO NON—GAAP FINANCIAL MEASURES (CONTINUED) The following table reconciles pro forma net income to FFO, AFFO and Adjusted EBITDA, and Net Debt to Adjusted EBITDA for the periods presented. ($ in millions) Three Months Ended March 31, 2018 Net Income $112 Real Estate Depreciation – FFO $112 Direct Financing Lease Adjustments1 (13) Loss on extinguishment of debt 23 Non-cash stock compensation 0 Amortization of debt issuance costs and original issue discount 1 Other Depreciation2 1 AFFO $125 Interest Expense, Net 50 Provision for Income Taxes 0 Adjusted EBITDA $175 Annualized Adjusted EBITDA3 $701 Total Debt 4,148 Cash and Cash Equivalents 918 Net Debt $3,230 Net Debt to Adjusted EBITDA 4.6x 1. Represents the non-cash adjustment to recognize fixed amounts due under the Lease Agreements on an effective interest basis at a constant rate of return over the terms of the leases. 2. Represents depreciation related to our golf course operations. 3. Annualized Adjusted EBITDA calculated as Three Months Ended March 31, 2018 Adjusted EBITDA of $175 million multiplied by 4. 34

RECONCILIATION FROM GAAP TO NON—GAAP FINANCIAL MEASURES: CALCULATION OF HISTORICAL CORPORATE LEVEL RENT COVERAGE OF CAESARS The following table reconciles net income/(loss) of Caesars and CEOC to Adjusted EBITDA of Caesars and CEOC, respectively, for the periods indicated. Commencing January 15, 2015, the results of CEOC, a subsidiary of Caesars, are no longer consolidated with Caesars due to CEOC’s bankruptcy proceedings. As a result, in its publicly available filings with the SEC subsequent to January 15, 2015, Caesars began reporting the Adjusted EBITDA of Caesars and CEOC separately. Caesars ($ in millions) Year Ended December 31, 20156 Net income/(loss) attributable to Caesars $5,920 Net income/(loss) attributable to non-controlling interests 132 Net (income)/loss from discontinued operations (155) Income tax (benefit)/provision (119) Deconsolidation and restructuring of CEOC and other1 (6,115) Gain on deconsolidation of subsidiary – Loss on extinguishment of debt – Other income/(losses) – Interest expense 683 Income/(loss) from operations $346 Depreciation and amortization 374 Impairment of goodwill – Impairment of tangible and other intangible assets 1 Other operating costs2 152 Corporate expense 174 Caesars Interactive Entertainment stock-based compensation 31 EBITDA attributable to discontinued operations – Property EBITDA $1,078 Corporate expense (174) Stock-based compensation expense3 62 Other items4 50 Caesars Adjusted EBITDA5 $1,016 Source: Caesars Public Filings 1. Amounts during 2016 primarily represent Caesars’ estimated costs in connection with CEOC’s restructuring. Amount during 2015 primarily represents Caesars’ gain recognized upon the deconsolidation of CEOC. 2. Amounts primarily represent pre-opening costs incurred in connection with property openings and expansion projects at existing properties and costs associated with the acquisition and development activities and reorganization activities. 3. Amounts represent stock-based compensation expense related to shares, stock options, and restricted stock units granted to the Caesars employees. 4. Amounts represent add-backs and deductions from EBITDA, permitted under certain indentures. Such add-backs and deductions include litigation awards and settlements, costs associated with the restructuring and related litigation,    severance and relocation costs, sign-on and retention bonuses, permit remediation costs, and business optimization expenses. 5. In prior periods, as permitted under the indentures governing CEOC’s existing notes and the credit agreement governing CEOC’s senior secured credit facilities, Caesars presented adjustments to include 100% of the Adjusted EBITDA of    Baluma Holdings. On May 18, 2017, Baluma Holdings sold its 55% share in Punta del Este Conrad in Uruguay to Enjoy S.A., giving Enjoy S.A. 100% ownership in the Punta del Este Conrad. Baluma Holdings received net proceeds from the    transaction of approximately $180 million after distributions to certain minority investors. Because of the sale, Caesars’ Adjusted EBITDA excludes the Adjusted EBITDA of Baluma Holdings for all periods presented. 35 6. Reconciliation of Caesars and CEOC figures for the years ended December 31, 2015 and 2016 are as disclosed in Caesars’ form 8-K, filed on May 18, 2017 referencing the Analyst Day presentation. Certain prior year amounts have been    reclassified to conform to the current year’s presentation. For the year ended December 31, 2015, $51.8 million of depreciation expense previously reported as corporate expense was reclassified to depreciation and amortization expense.

RECONCILIATION FROM GAAP TO NON—GAAP FINANCIAL MEASURES: CALCULATION OF HISTORICAL CORPORATE LEVEL RENT COVERAGE OF CAESARS 1 (CONT’D) CEOC2 ($ in millions) Year Ended December 31, 20153 Net income/(loss) ($2,434) Loss from discontinued operations, net of income taxes 13 Income tax provision/(benefit) (26) Other income, including interest income (8) Reorganization items 2,615 Interest expense 345 Income/(loss) from operations $504 Depreciation and amortization 347 Write-downs, reserves, and project opening costs, net of recoveries 81 Impairment of intangible assets 130 (Gain)/loss on interests in non-consolidated affiliates (1) Corporate expense 67 Acquisition and integration costs 6 Amortization of intangible assets 39 Impact of consolidating The LINQ and Octavius Tower (14) Other operating costs – Property EBITDA $1,160 Corporate expense (67) Stock-based compensation expense 1 Other 10 CEOC Adjusted EBITDA4 $1,104 Caesars Adjusted EBITDA 1,016 Adjusted EBITDA of Caesars and CEOC $2,120 Lease Payment – Non-CPLV & Joliet 465 Lease Payment – CPLV 165 Total Rent Payments 630 Corporate-Level Rent Coverage 3.4x Source: Caesars Public Filings 1. Caesars Enterprise Wide Adjusted EBITDAR for the year ended December 31, 2015 is as disclosed in Caesars’s Form 8-K, filed on May 18, 2017 referencing the Analyst Day presentation from the same day. Corporate-Level Rent Coverage is calculated by dividing (a) Adj. EBITDA of Caesars and CEOC by (b) year one rent under the Master Leases. The $630.0 million in total rent is comprised of year one rent of $465 million under the Non-CPLV Lease plus $165 million under the CPLV Lease. 2. CEOC above represents the period prior to CEOC’s emergence from bankruptcy on October 6, 2017 and excludes the now-deconsolidated Ohio Properties. “Baltimore” above represents the now-deconsolidated Horseshoe Baltimore. 3. Certain prior year amounts have been reclassified to conform to the current year’s presentation. For the year ended December 31, 2015, $51.8 million of depreciation expense previously reported as corporate expense was reclassified to depreciation and amortization expense. 36 4. In prior periods, as permitted under the indentures governing CEOC’s existing notes and the credit agreement governing CEOC’s senior secured credit facilities, CEOC presented adjustments to include 100% of the Adjusted EBITDA of Baluma Holdings. On May 18, 2017, Baluma Holdings sold its 55% share in Punta del Este Conrad in Uruguay to Enjoy S.A., giving Enjoy S.A. 100% ownership in the Punta del Este Conrad. Baluma Holdings received net proceeds from the transaction of approximately $180 million after distributions to certain minority investors. Because of the sale, CEOC’s Adjusted EBITDA excludes the Adjusted EBITDA of Baluma Holdings for all periods presented.

RECONCILIATION FROM GAAP TO NON—GAAP FINANCIAL MEASURES: CALCULATION OF HISTORICAL CORPORATE LEVEL RENT COVERAGE OF CAESARS (CONT’D) Caesars adopted the ASU 2014-09 standard effective January 1, 2018, using the full retrospective method, which requires the recasting of each prior reporting period presented consistent with the new standard. The most significant effects of adopting the new standard related to the accounting for Caesars’ Total Rewards customer loyalty program and casino promotional allowances. The following recast reconciliation is derived from the supplemental information in “Effect of Revenue Recognition Restatement” and the investor presentation “1Q 2018 Earnings” dated May 2, 2018 of Caesars Entertainment Corporation, which is publicly available.    Year-Ended December 31, Three Months Ended March 31, Twelve Months Ended March 31, ($ in millions) 2016 2017 2017 2018 2018 Net income/(loss) attributable to company $(2,681) $9,842 $(403) $(34) $10,211 Net income/(loss) attributable to noncontrolling interests (24) (13) 2—(15) Discontinued operations, net of income taxes (3,379) (26) — (26) Income tax (benefit)/provision 338 (1,983) 61 13 (2,031) Gain on deconsolidation of subsidiary—(31) — (31) Restructuring of CEOC and other1 5,932 (7,837) 464 (184) (8,485) Loss on extinguishment of debt—220 — 220 Interest expense 798 941 196 330 1,075 Depreciation and amortization 788 873 189 280 964 Corporate expense 264 282 56 82 308 Other operating costs2 102 48 (1) 66 115 Property EBITDAR $2,138 $2,316 $564 $553 $2,305 Corporate expense (264) (282) (56) (82) (308) Stock-based compensation expense3 233 43 9 18 52 Other items4 28 129 19 29 139 Adjusted EBITDAR (Same-Store5) $2,135 $2,206 $536 $518 $2,188 Baltimore Adjusted EBITDAR5 69 39 14—25 Adjusted EBITDAR $2,204 $2,245 $550 $518 $2,213 Lease Payment – Non-CPLV & Joliet 465 465 465 Lease Payment – CPLV 165 165 165 Total Rent Payments 630 630 630 Corporate-Level Rent Coverage 3.5x 3.6x 3.5x Source: Caesars Public Filings. 1. 2018 amount primarily represents a change in fair value of our derivative liability related to the conversion option of the CEC Convertible Notes; 2017 amount primarily represents CEC’s costs in connection with the restructuring of CEOC. 2. Amounts primarily represent costs incurred in connection with the development activities and reorganization activities, and/or recoveries associated with such items. 3. Amounts represent stock-based compensation expense related to shares, stock options, and restricted stock units granted to the Company’s employees. 4. Amounts represent add-backs and deductions from adjusted EBITDAR permitted under certain indentures. Such add-backs and deductions include litigation awards and settlements, costs associated with CEOC’s restructuring and related litigation, severance and relocation costs, sign-on and retention bonuses, permit remediation costs, and business optimization expenses. 5. Same-store results include CEOC and certain of its U.S. subsidiaries as if they consolidated in all periods, and exclude the results of the Horseshoe Baltimore property in periods of its consolidation (dates prior to August 31, 2017). 37